UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ATE OF 1934

Commission File Number: 000-28683

Date of Report (Date of earliest event reported): August 5, 2011

VANTONE INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	41-1954595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

 No. 195, Zhongshan Road
Heping District, Shenyang, Liaoning Province
People’s Republic of China
 (Address of principal executive offices)(Zip Code)

86-24-2286-6686
(Registrant's telephone number, including area code:)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On August 5, 2011, the Board of the Company adopted a Code of Business Conduct and Ethics (the “Code”) applicable to all directors, officers (including our Principal Executive Officer and Principal Financial Officer) and employees.  The Code complies with the definition of a “code of ethics” set forth in item 406(b) of Regulation S-K under the Securities Act of 1933.  A copy of the Code is attached hereto as Exhibit 14.1 and is incorporated herein by reference to this Item 8.01.

ITEM 9.01 Financial Statements and Exhibits

Exhibits

14.1           Code of Business Conduct and Ethics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 10, 2011
VANTONE INTERNATIONAL GROUP, INC. By: /s/ Honggang Yu Honggang Yu Chief Executive Officer, Chief Financial Officer and Chairman of the Board